BRANCH SALE	12 Months Ended
Dec. 31, 2012
BRANCH SALE [Abstract]
BRANCH SALE
NOTE 27 – BRANCH SALE

On December 7, 2012 we sold 21 branches to another financial institution (the "Branch Sale"). The branches sold included six branch locations in the Battle Creek, Michigan market area and 15 branch locations in Northeast Michigan.

The Branch Sale resulted in the transfer of approximately $403.1 million of deposits in exchange for our receipt of a deposit premium of approximately $11.5 million. We also sold approximately $48.0 million of loans at a discount of 1.75% and premises and equipment totaling approximately $8.1 million. The Branch Sale also resulted in our transfer of $336.1 million of cash to the purchaser. We recorded a net gain on the Branch Sale of approximately $5.4 million. This gain is net of an allocation of $2.6 million of existing core deposit intangibles, a $2.5 million loss on the sale of premises and equipment, a $0.2 million loss on the sale of loans and $0.8 million in transaction and other related net costs.

A summary of loans sold and deposits transferred follows:

(In thousands)
Loans:
Commercial	$27,083
Mortgage	8,074
Installment	12,797
Total loans	47,954
Allowance for loan losses	(610)
Net loans	$47,344

Deposits
Non-interest bearing	$71,718
Savings and interest bearing-checking	217,264
Retail time	114,107
Total deposits	403,089